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             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                         Form 8-K

                     CURRENT REPORT
            PURSUANT TO SECTION 13 OR 15(D) OF
            THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):October 16, 1998


                  The Southern Banc Company
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    (Exact name of registrant as specified in charter)


         Delaware                 1-13964           63-1146351
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(State or other jurisdiction    (Commission   (I.R.S. Employer
of incorporation)               File Number)  Identification No.)


221 S. 6th Street, Gadsden, Alabama                 35901-4102
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(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:(256) 543-3860
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ITEM 5.  OTHER EVENTS
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     On October 16, 1998, The Southern Banc Company, Inc. (the
"Registrant"),announced that its Board of Directors had approved the repurchase of up to 5 percent of the outstanding shares of its common stock, or approximately 61,515 shares. The Registrant also announced that it plans to repurchase up to an additional 36,3666 shares to be used in connection with the exercise of outstanding stock options. The Registrant's press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits.
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     Exhibit 99.1  Press Release dated October 16, 1998
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                        SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                           THE SOUTHERN BANC COMPANY, INC.



                           BY: /s/ James B. Little, Jr.
                               ---------------------------
                               James B. Little, Jr.
                               Chairman of the Board, President
                               and Chief Executive Officer


Date: October 16, 1998